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                                                                   EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-8234.

                                         ARTHUR ANDERSEN LLP



Grand Rapids, Michigan,
July 24, 1998